First Northwest Bancorp

Sandler O'Neill + Partners, L.P.
West Coast Financial Services Conference

March 7-8, 2016

Safe Harbor Statement

Forward-Looking Statements

Certain matters discussed in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding our mission and vision. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. Our actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to: increased competitive pressures; changes in the interest rate environment; the credit risks of lending activities; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission ("SEC") which are available on our website at www.ourfirstfed.com and on the SEC's website at www.sec.gov.

Any of the forward-looking statements that we make in this presentation and in the other public statements we make may turn out to be wrong because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Because of these and other uncertainties, our actual future results may be materially different from those expressed or implied in any forward-looking statements made by or on our behalf and the Company's operating and stock price performance may be negatively affected. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2016 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect the Company's operations and stock price performance.

Company Snapshot

First Northwest Bancorp

- IPO January 2015 at $10.00/Share
- NASDAQ Global Select Market: FNWB
- State chartered savings bank founded March 1923 in Port Angeles Washington
- Total assets: $958 million
- Net loans: $527 million
- Total deposits: $685 million


Performance Since IPO
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
1/29/15
3/29/15
5/29/15
7/29/15
9/29/15
11/29/15
1/29/16
FNWB (24.9%)
Market Information (02/26/2016)
Current Stock Price $12.49
Market Capitalization $163.6
Price/TBV
Price/LTM EPS NM

Investment Highlights

- Community-oriented approach with robust market share in Olympic Peninsula markets and growing presence in strategic markets along the I-5 corridor
- Focused on growing commercial loan products and reducing dependence on residential lending
- Continued focus on building core deposits
- Disciplined approach to credit quality
- Well-capitalized balance sheet

December 31, 2015 Highlights

As compared to the prior quarter:

- Net interest income increased $463k or 7%
- Net loans increased $30mm or 6%
- Borrowings decreased $15mm or 16%
- Deposits increased $18mm or 3%
  - Driven by business development efforts in new and existing markets
- Completed 8% repurchase (1 million shares) for ESOP

Leadership: Senior Management Team

Name	Title	Years with Company[1]	Years in Industry
Larry Hueth	President Chief Executive Officer	6	31
Regina Wood	Executive Vice President Chief Financial Officer	9	9
Kelly Liske	Executive Vice President Chief Banking Officer	9	20
Chris Donohue	Executive Vice President Chief Credit Officer	2	37
Jeff Davis	Executive Vice President Chief Operations Officer	1	30

1. Includes service with First Federal Savings & Loan Association

Geographic Diversification

Olympic Peninsula

Port Angeles (4)
- Administration (T)
- Downtown (T)
- Sixth Street
- Eastside

Sequim (2)
- Sequim Avenue
- Sequim Village

Forks

Port Townsend

Puget Sound

Silverdale (T)

Bellingham (T)

(T) – Technology service location using Interactive Teller Machines (ITMs)



Clallam County	
Population (k)	73.6
Projected Δ[1]	3.78%
Median Inc. ($000s)	49.6

Jefferson County	
Population (k)	30.8
Projected Δ[1]	3.83%
Median Inc. ($000s)	47.2

Kitsap County	
Population (k)	257.2
Projected Δ[1]	3.40%
Median Inc. ($000s)	66.7

Whatcom County	
Population (k)	212.0
Projected Δ[1]	5.08%
Median Inc. ($000s)	53.3

Note(s):
1: Projected population growth from 2016-2021
Source: SNL Financial, Nielsen. Data as of August 2015.

Company Performance – Balance Sheet


Total Assets
$ in millions
$749
$772
$785
$795
$937
$958
2011
2012
2013
2014
2015
Dec 15


Deposits
$ in millions
$562
$583
$595
$600
$647
$685
2011
2012
2013
2014
2015
Dec 15


Loans Receivable, Net
$ in millions
$424
$401
$449
$496
$488
$527
2011
2012
2013
2014
2015
Dec 15


Equity
$ in millions
$77
$77
$79
$81
$191
$189
2011
2012
2013
2014
2015
Dec 15

Fiscal year periods as of June 30; Quarter period as of December 31, 2015

Company Performance – Earnings


Net Income (Loss)
$ in 000's
$3,895
($1,960)
$2,318
$2,668
($5,090)
$713
2011
2012
2013
2014
2015
Dec 15


Net Interest Margin
3.02%
2.79%
2.67%
2.89%
2.75%
2.94%
2011
2012
2013
2014
2015
Dec 15


Return on Assets
0.52%
(0.26%)
0.30%
0.34%
(0.58%)
0.30%
2011
2012
2013
2014
2015
Dec 15


Return on Equity
5.17%
(2.52%)
2.94%
3.33%
(3.92%)
1.49%
2011
2012
2013
2014
2015
Dec 15

Fiscal year periods as of June 30; Quarter period as of December 31, 2015

Company Performance – Credit Quality



Nonperforming Assets (% of Assets)
2.2%
1.7%
1.5%
0.9%
0.7%
0.3%
2011
2012
2013
2014
2015
Dec 15



Nonperforming Loans (% of Loans)
2.8%
2.5%
2.2%
1.2%
1.0%
0.4%
2011
2012
2013
2014
2015
Dec 15



Allowance for Loan Losses (% of NPL)
39.4%
72.8%
80.8%
135.3%
145.6%
309.4%
2011
2012
2013
2014
2015
Dec 15



ALLL as a % of Loans
1.1%
1.8%
1.7%
1.6%
1.4%
1.3%
2011
2012
2013
2014
2015
Dec 15

Fiscal year periods as of June 30; Quarter period as of December 31, 2015

Loan Portfolio Diversification


Loan Concentrations
December 2015
C&I
3%
SFR 1-4
52%
CRE
24%
SFR 1-4 &
Cons.60%
MF
8%
Const./Land
5%
Cons.
8%

Yield on Loans for the six months ended December 31, 2015:
4.49%

Yield on Loans for the fiscal year ended June 30, 2015:
4.49%


Loan Concentrations
June 2015
C&I
3%
SFR 1-4
52%
CRE
25%
SFR 1-4 &
Cons.61%
MF
7%
Const./Land
4%
Cons.
9%

Deposit Composition


Deposit Concentrations
December 2015
CDs
22%
Savings
13%
Transaction
30%
Money
Market
35%

Cost of Deposits for the six months ended December 31, 2015:
0.36%

Cost of Deposits for the fiscal year ended June 30, 2015:
0.30%


Deposit Concentrations
June 2015
CDs
23%
Savings
14%
Transaction
28%
Money
Market
35%

Well Capitalized Balance Sheet



Bank Capital Ratios
December 31, 2015
22.6%
22.6%
23.9%
14.2%
6.5%
8.0%
10.0%
5.0%
Common Equity Tier 1 Capital Ratio
Tier 1 Capital Ratio
Total Capital Ratio
Tier 1 Leverage Ratio
Well Capitalized
FNWB Actual